UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 18, 2008

FTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24829	84-1416864
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 State Street East, Suite 226, Oldsmar, Florida		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (813) 749-8800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Effective March 18, 2008, together with our wholly-owned subsidiary OTG Technologies Group, Inc., a Florida corporation, we entered into a binding letter of intent with On The Go Healthcare, Inc., whereby we agreed to purchase certain assets of On The Go Healthcare’s value-added reseller business unit, dba On The Go Technologies Group, including its goodwill and intellectual property, and in addition, we agreed to assume On The Go Technologies Group’s trade contracts beginning March 18, 2008. In exchange for the foregoing, we agreed to pay $4,000,000.  The $4,000,000 purchase price will be comprised of a promissory note issued to On The Go Healthcare and our assumption of On The Go Technologies Group’s vendor debt in the amount of $1,100,000 and $2,900,000, respectively, subject to adjustment based on a final determination of vendor debt outstanding on the effective date.

The promissory note will have a face value of $1,100,000 and will be payable in cash payments of $150,000 on the first of each month, beginning April 1, 2008, until paid in full.  On The Go Healthcare may, at its sole option, extend the first payment due date in writing.  If we do not make a scheduled payment on the promissory note within three business days after a payment due date, we will be in default on the promissory note and On The Go Healthcare may, at its sole option, convert any unpaid principal that would have been due on such date into shares of our restricted common stock.  The conversion rate is 95% of the lowest closing best bid prices of our common stock on the three trading days prior to On The Go Healthcare’s delivery of a notice of conversion.

If after 180 calendar days following the issuance of common stock pursuant to the default provisions of the promissory note, the value of the common stock we issued is less than the amount of principal converted, and On The Go Healthcare still holds the common stock then, we will, within ten business days following the 180th day, pay On The Go Healthcare in cash or common stock, in our discretion, the amount by which such value falls short of the principal amount converted.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-K and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

We will include financial statements required to be filed by Item 2.01 of this report on Form 8-K in an amendment filed to this report within 71 days after the date this report is filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS Group, Inc.
(Registrant)

Date	March 26, 2008

/s/ Scott Gallagher
(Signature)

Name: Scott Gallagher
Title: Chief Executive Officer